UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2008

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue

Union, New Jersey 07083

(Address of principal executive offices) (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2008, Bed Bath & Beyond Inc. (the “Company”) entered into amended and restated employment agreements with Warren Eisenberg, Co-Chairman of the Company (the “Eisenberg Agreement”) and Leonard Feinstein, Co-Chairman of the Company (the “Feinstein Agreement” and, together with the Eisenberg Agreement, the “Restated Agreements”), each to be effective as of December 31, 2008. The Restated Agreements supersede the employment agreement for each of Messrs. Eisenberg and Feinstein (the “Executives”), which were most recently amended and restated as of April 3, 2002, and subsequently amended as of June 30, 2007.

The Restated Agreements make certain updating and conforming changes, primarily changes that are intended to bring the Restated Agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). The following material modifications are included in each of the Restated Agreements:

1.	During his “senior status” period, each Executive will be required to provide a minimum level of service equal to 25% of the level of services he provided to the Company during the 36-month period prior to commencing senior status. If services performed decrease below this level, the Executive will incur a “separation from service” within the meaning of Section 409A and will no longer be eligible for senior status payments.

2.	The payment of the Executive’s supplemental pension, as well as any payments made upon a termination of employment, will be in the form of installments, eliminating discretion to elect a lump sum payment, as required by Section 409A.

3.	In accordance with Section 409A, any amounts that become payable upon a termination of employment will be subject to a six month delay, to the extent applicable.

4.	The Executive’s annual senior status salary will be the greater of (a) $400,000 as adjusted for cost of living increases, and (b) 50% of the average of his salary over the three year period immediately prior to commencement of senior status, rather than 50% of his salary in effect immediately prior to commencement of senior status.

5.	The “Constructive Termination without Cause” provisions have been modified such that a Constructive Termination without Cause will not occur if, during the senior status period: (a) the Executive is not reelected as a director (but will occur, if during such period, the Executive is not elected to an executive officer position), or (b) the Company’s principal office or the Executive’s office is relocated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: December 24, 2008	By:	/s/ Eugene A. Castagna
By: Eugene A. Castagna Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)